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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 29, 2007


                         AVANT IMMUNOTHERAPEUTICS, INC.
               (Exact name of registrant as specified in charter)


            Delaware            0-15006                        13-3191702
(State or other jurisdiction(Commission file number)           (IRS employer
       of incorporation)                                     identification no.)

                                119 Fourth Avenue
                        Needham, Massachusetts 02494-2725
               (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (781) 433-0771

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01-Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

     On August 29, 2007, AVANT Immunotherapeutics, Inc. (the "Company") received notice from the Listing Qualifications Department of The NASDAQ Stock Market indicating that the Company has been approved to list its common stock on The NASDAQ Capital Market. The Company's common stock will begin trading on The NASDAQ Capital Market, and will cease trading on The NASDAQ Global Market, at the opening of business on August 31, 2007. The trading symbol for the Company's common stock remains "AVAN."

     On August 30, 2007 the Company issued a press release announcing its receipt of the notification letter. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

        (d) Exhibits

Exhibit     Description of Exhibit
Number

99.1        AVANT Immunotherapeutics, Inc. Press Release, dated August
            30, 2007



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AVANT IMMUNOTHERAPEUTICS, INC.

Dated: August 30, 2007              By: /s/ Avery W. Catlin
                                       -------------------------------
                                        Avery W. Catlin
                                        Title:Senior Vice President
                                        and Chief Financial Officer



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                                  EXHIBIT INDEX

The following designated exhibit is furnished herewith:

Exhibit      Description of Exhibit
Number

99.1         AVANT Immunotherapeutics, Inc. Press Release, dated August
             30, 2007